Hennessy Mutual Funds, Inc.
                                 (the "Company")



                         Hennessy Cornerstone Value Fund
                        Hennessy Cornerstone Growth Fund
                    (each a "Fund," collectively the "Funds")


                               September 22, 2000

                    Supplement to the Statement of Additional
                     Information Dated January 28, 2000 (as
                           supplemented June 30, 2000)


Change in Administrator

         On September 1, 2000, Firstar Mutual Fund Services, LLC, replaced Investment Company Administration, LLC, as the Company's administrator. Accordingly, the paragraph entitled "THE ADMINISTRATOR" on page B-18 is revised as follows:

         Hennessy Mutual Funds, on behalf of the Funds, has retained Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (the "Administrator") to provide administration services to each Fund pursuant to a Fund Administration Servicing Agreement between Hennessy Mutual Funds and the Administrator (the "Administration Agreement"). The Administration Agreement provides that the Administrator will furnish the Funds with various administrative services including, among others: the preparation and coordination of reports to the Board of Directors; preparation and filing of securities and other regulatory filings (including state securities filings), marketing materials, tax returns and shareholder reports; review and payment of fund expenses; monitoring and oversight of the activities of the Funds' other servicing agents (i.e. transfer agent, custodian, accountants, etc.); maintaining books and records of the Funds; and administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of Hennessy Mutual Funds. The salaries and other expenses of providing such personnel are borne by the Administrator.

         The Administrator is entitled to receive a fee from each Fund for its administrative services, computed daily and payable monthly, at the annual rate of 0.08% of each Fund's first $200 million of average daily net assets, 0.07% on the next $500 million of such assets, and 0.05% of each Fund's average daily net assets in excess of $700 million.

         On October 11, 1996, and until September 1, 2000, Investment Company Administration, LLC, ("ICA") served as administrator to the Funds. For the fiscal year ended September 30, 1999, ICA received a total of $205,483 in administration fees from the Funds but waived $31,892 of those fees. For the fiscal year ended September 30, 1998, ICA received a total of $126,059 in administration fees from the Funds and waived an additional $68,044. During the fiscal year ended September 30, 1997, ICA received a total of $64,377 in administration fees from the Funds.

Change in Distributor

         On September 1, 2000, Quasar Distributors, LLC, replaced First Fund Distributors, Inc. as the Company's distributor. Accordingly, the paragraph entitled "THE DISTRIBUTOR" on page B-19 is revised as follows:

         Hennessy Mutual Funds, on behalf of the Funds, has retained Quasar Distributors, LLC, 615 East Michigan Street, Suite 200, Milwaukee, WI 53202 (the "Distributor") to provide distribution-related services to each Fund in connection with the continuous offering of the Fund's shares. The Distributor may distribute the shares of the Funds through other broker-dealers with which it has entered into selected dealer agreements. The Administrator and the Distributor are affiliates of each other.

         On October 11, 1996 and until September 1, 2000, First Fund Distributors, Inc., ("First Fund") served as distributor to the Funds. For the fiscal years ended September 30, 1999, 1998 and 1997, First Fund provided distribution services to the Funds at no cost to the Funds.